UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 14, 2019

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

729 Main St., Canon City, CO (Address of principal executive offices)	81212 (Zip Code)

Registrant’s telephone number, including area code:   (888) 440-2972

6025 S. Quebec, Suite 100, Centennial, CO 80111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BWPC	OTC Markets: Pinks

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 2, 2019 the Company changed its corporate address to 729 Main St., Canon City CO 81212.

On October 2, 2019 the Company changed its website domain to www.bluewaterpet.com

On October 2, 2019 the Company changed its phone number to 1 888 440 BWPC (2972)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: November 14, 2019	By:	/s/ Thomas Hynes
Thomas Hynes Chief Executive Officer

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